UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2016, CenterPoint Energy Houston Electric, LLC (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company and the several Underwriters named in Schedule I to the Underwriting Agreement, relating to the underwritten public offering of $300,000,000 aggregate principal amount of the Company’s 2.40% General Mortgage Bonds, Series Z, due 2026 (the “Bonds”). The offering is being made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-193695-02), which became effective upon filing with the Securities and Exchange Commission.

The Bonds are being issued pursuant to a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended, between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), as trustee (the “Trustee”), as supplemented by the Twenty-Fifth Supplemental Indenture thereto, to be dated as of August 11, 2016, between the Company and the Trustee. The form, terms and provisions of the Bonds are further described in the officer’s certificate of the Company to be dated August 11, 2016 (the “Officer’s Certificate”) and the prospectus supplement of the Company dated August 8, 2016, together with the related prospectus dated January 31, 2014, as filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended, on August 9, 2016, which description is incorporated herein by reference.

A copy of the Underwriting Agreement, the General Mortgage Indenture, the form of the Twenty-Fifth Supplemental Indenture and the form of Officer’s Certificate have been filed as Exhibits 1.1, 4.1, 4.4 and 4.5, respectively, to this report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed below are filed herewith.

Agreements and forms of agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements and forms of agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and no such agreement or form of agreement should be relied upon as constituting or providing any factual disclosures about the Company, any other persons, any state of affairs or other matters.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated as of August 8, 2016, among the Company and the several Underwriters named in Schedule I thereto relating to the Company’s 2.40% General Mortgage Bonds, Series Z, due 2026.

4.1	General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4(j)(1) to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002).

4.2	Ninth Supplemental Indenture, dated as of November 12, 2002, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4(e)(10) to the Annual Report on Form 10-K of CenterPoint Energy, Inc. filed on March 10, 2003).

4.3	Twentieth Supplemental Indenture, dated as of December 9, 2008, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on January 9, 2009).

4.4	Form of the Twenty-Fifth Supplemental Indenture, to be dated as of August 11, 2016, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee.

4.5	Form of Officer’s Certificate, to be dated as of August 11, 2016, setting forth the form, terms and provisions of the Bonds.

4.6	Form of Bond (included in Exhibit 4.5 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: August 10, 2016	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated as of August 8, 2016, among the Company and the several Underwriters named in Schedule I thereto relating to the Company’s 2.40% General Mortgage Bonds, Series Z, due 2026.

4.1	General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4(j)(1) to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002).

4.2	Ninth Supplemental Indenture, dated as of November 12, 2002, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4(e)(10) to the Annual Report on Form 10-K of CenterPoint Energy, Inc. filed on March 10, 2003).

4.3	Twentieth Supplemental Indenture, dated as of December 9, 2008, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on January 9, 2009).

4.4	Form of the Twenty-Fifth Supplemental Indenture, to be dated as of August 11, 2016, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee.

4.5	Form of Officer’s Certificate, to be dated as of August 11, 2016, setting forth the form, terms and provisions of the Bonds.

4.6	Form of Bond (included in Exhibit 4.5 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).